Exhibit 10.23
                                                                    Sub-ITEM (a)


STATE OF TEXAS
                                                     8511 Monroe, Houston, Texas
COUNTY OF HARRIS

                                 LEASE AGREEMENT

      THIS LEASE (this "Lease") made this the 13th day of May, 1996, by and between SWS-TX REALTY, INC., a Texas corporation, first party, hereinafter referred to as "Lessor," and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Lessee."

                              W I T N E S S E T H:

1. Premises. Lessor, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Lessee, has leased and rented, and by these presents does lease and rent, unto said Lessee, and said Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises") and personal property as hereinafter set forth.

      The Premises consists of real property and improvements located at 8511 Monroe Boulevard, Houston, Texas 77075, including, without limitation, approximately .75 acres of real property described in Exhibit A to this Lease, and a 15,000 (plus or minus) square foot warehouse and office building described and located on the plat plan attached to this Lease as Exhibit B.

2. Warranties. Lessor warrants that Lessor owns the premises in fee simple and has the right to enter into this Lease; that the Premises are free from liens and encumbrances except for utility easements and unviolated restrictive covenants which do not materially adversely affect Lessee's intended use of the Premises; that the Premises abuts one or more publicly dedicated roads; that the Premises do not, as of the date of this Lease, and will not, by reason of the commencement of the term of this Lease, fail to conform to all applicable building ordinances, laws and regulations in any respect which will materially adversely interfere with Lessee's use of the Premises for its intended purposes; that Lessee's proposed use of the Premises is consistent with the zoning classification applicable to the Premises; that Lessor's past and current uses of the Premises comply with federal, state and local environmental laws and regulations; that Lessor has not received a citation from any regulatory agency for noncompliance with environmental laws; that Lessor has no knowledge of the presence of fuel storage tanks or of hazardous, toxic, dangerous, or carcinogenic materials, substances or contaminants, formaldehyde, polychlorinated biphenyls ("PCBs"), lead, lead dust, asbestos, asbestos containing materials ("ACMs"), oil, gasoline, other petroleum products or byproducts, radon or other similar materials or substances (collectively "Hazardous Materials") on, in or under the Premises and has no knowledge of any contamination present on, in or under the Premises; and covenants that Lessee, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Lessor, anyone claiming by, through or under Lessor, or any other party, except as otherwise specifically provided in this Lease. If any of title exceptions to the Premises are hereinafter found to exist, such exceptions will not materially affect Lessee's use of the Premises.

3. Term. The initial term of this Lease shall be for three (3) years, said term to begin on the 13th day of May, 1996 (the "Commencement Date") and end on the 12th day of May, 1999 (the "Initial Term"). The Initial Term of this Lease may be extended, at the option of the Lessee, for up to two (2) successive periods of three (3) years (each such period of three (3) years herein sometimes referred to as an "Extended Term") as follows:

              First Extended Term  - May 13, 1999 to May 12, 2002.

              Second Extended Term - May 13, 2002 to May 12, 2005.


      The option to extend shall be exercised by the Lessee by giving notice to the Lessor not more than twelve (12) nor less than six (6) months prior to the expiration of the then existing term. Each Extended Term shall be upon the same terms, covenants, and conditions as provided in the Lease. Any termination of this Lease during the Initial Term or any Extended Term shall terminate all rights of any further extension hereunder. The use of the word "Term" herein shall be deemed to include the Initial Term as well as any Extended Term.

4. Rental. As rent for the Premises, Lessee shall pay to Lessor in advance on the first day of each calendar month of the Term the sum of $3,610.00 per month, being at the rate of $43,320.00 per annum; provided, however, on each anniversary of the Commencement Date during the Term, the annual rent shall be increased over the rent for the prior lease year by an amount equal to the percentage increase in the CPI from the first month of the previous lease year to such anniversary date. Such adjustment, however, shall not result in any instance in a reduction of the annual rent, nor shall any annual rent adjustment result in an increase in the annual rent by an amount in excess of 3% of the previous year's rent.

      For purposes of this Lease, "CPI" refers to the Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-1984 equals
100), published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued, such other index as published by the Department of Labor, Bureau of Labor statistics, or its successor agency, in substitution therefor or replacement thereof shall be used for making said computations. If the Department of Labor or its successor agency shall no longer maintain such statistics, comparable statistics published by a responsible financial periodical or recognized authority selected by the Lessor and Lessee shall be used for making said computations. If the base years "(1982-1984 equals
100)" or other base year used in computing the Index is changed, the figures used in making said adjustment shall be changed accordingly so that all increases in the CPI, or any substituted or replacement index, as the case may be, are taken into account notwithstanding any such change in the base year.


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5. Utility Bills. Lessee shall pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Lessee in connection therewith. If Lessee does not pay same, Lessor may pay the same, and such payment shall be added to the rental of the Premises.

6. Ad Valorem Taxes. Lessee shall pay all real property taxes, special and general assessments, water and sewer assessments and other rents, rates, and changes and other guaranteed impositions of every kind and nature extraordinary as well as ordinary relating to the premises or all business conduct thereon. Lessee shall also pay any and all ad valorem taxes assessed against the personal property located on the Premises during the Term.

7. Insurance. Lessee will carry, at Lessee's sole cost and expense, "All Risk" Insurance Coverage on the Premises in an amount not less than the full insurable value. The term "full insurable value" shall mean the actual replacement cost, excluding foundation and excavation costs, as determined by Lessor. Such policies shall name Lessor as an additional named insured.

      All insurance provided for in this Lease shall be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in this state. At least fifteen (15) days prior to the expiration date of any policy, the original renewal policy for such insurance shall be delivered by Lessee to Lessor. With fifteen (15) days after the premium on any policy shall become due and payable, Lessor shall be furnished with satisfactory evidence of its payment.

      If Lessee provides any insurance required by this Lease in the form of a blanket policy, Lessee shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

      If Lessor so requires, the policies of insurance provided for shall be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies shall, to the extent obtainable, provide that any loss shall be payable to Lessor or to the holder of any mortgage notwithstanding any act or negligence of Lessee which might otherwise result in forfeiture of such insurance. All such policies shall, to the extent obtainable, contain an agreement by the insurers that such policies shall not be cancelled without at least thirty (30) days prior written notice to Lessor and to the holder of any mortgage to whom loss hereunder may be payable.

      Lessee will carry at Lessee's own expense insurance coverage on all equipment, furniture and appliances.

8. Maintenance and Repairs by Lessee, Lessor warrants as of the Commencement Date of this Lease that the Premises are structurally sound and that all lighting and all operating systems are in good condition and are not in need of repair. Except as set forth in


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

Paragraph 9, Lessee shall, at it's own expense, keep and maintain the interior of the Premises, including all systems pertaining to water, sewer, electrical, heating, ventilation, air conditioning and lighting. Lessee shall also perform exterior lawn maintenance. It is the intent of the parties that Lessee shall only be required to make minor repairs not repairs or replacements which are structural in nature, extra ordinary or capital in nature, or those which will increase the value of the Premises subsequent to the end of the Term. In addition, the Lessee shall not be required to repair latent defects in the Premises.

9. Repairs by Lessor. Lessor agrees to maintain and keep in good repair the roof, exterior walls, structural supports (including foundations), exterior doors of any and all buildings located on the Premises, and all water or sewer pipes located underground or in the slab, sidewalks, parking lots, driveways and other vehicular access and maneuvering areas. Lessor shall also be responsible for any repairs or replacements which are structural in nature, which are extraordinary or capital in nature, which will increase the value of the Premises subsequent to the end of the Term and any other repairs not expressly delegated to Lessee in this Lease. Lessor shall also promptly clean up and dispose of any Hazardous Materials found on, in or under any portion of the Premises and remediate the Premises to comply with any and all environmental laws applicable thereto, and to pay for all clean-up and disposal costs at no cost to Lessee, unless directly caused by Lessee, its employees, agents or contractors.

10. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date. If the Premises are damaged, but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of the Premises has been destroyed, and Lessor shall restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental shall recommence; provided further, however, that if the damage shall be so extensive the same cannot be reasonably repaired and restored within three (3) months time from the date of the casualty, then either Lessor or Lessee may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. And, in such event, rental shall be apportioned and paid up to the date of such casualty.

11. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building or openings cut through the roof are allowed without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

12. Removal of Fixtures. Lessee may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Lessee has placed in the Premises, provided Lessee repairs all damages to the Premises caused by such removal.


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

13. Return of the Premises. Lessee agrees to return the Premises to Lessor at the expiration, or prior termination, of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

14. Condemnation. If the whole of the leased Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Lessor sells the Premises under threat of condemnation, then in either of said events, the Term shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Lessee, nor Lessor, shall have any rights in any award made to the other by any condemnation authority.

      If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Lessee, then this Lease shall continue in effect and Lessor, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the building on the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore it as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction of the building, and Lessor will not be under any duty to expend amounts in excess of the award received by Lessor. Rent, taxes and other charges payable by Lessee will equitably abate while Lessor's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which does not materially affect Lessee's use of the Premises, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

15. Governmental Orders. Lessee agrees, at its own expense and solely in relation to those portions of the Premises which Lessee is required to maintain or repair under Paragraph 8, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's specific use of said Premises. Notwithstanding the foregoing, the Lessee shall not be liable for: (a) repairs, alterations, replacements or retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC ss. 2101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively referred to as "ADA"); (b) removal or abatement of ACMs; (c) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (d) repairs or replacements incident to CFC conversions for heating and cooling systems; (e) installation of fire sprinkler systems; or (f) repairs, alterations or replacements described in Paragraph 9. Lessor agrees to promptly comply with any other governmental or regulatory requirements if not made necessary by reason of Lessee's occupancy of the Premises or relating to those portions of the Premises which Lessor is required to maintain or repair under Paragraph 9.


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

16. Assignment. Except as set forth below, Lessee may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written notice to Lessor of its intent to assign or sublease. Lessee may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Lessee, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Lessee's issued and outstanding shares, or which succeeds to the entire business of Lessee through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Lessee. Subtenants or assignees shall become liable directly to Lessor for all obligations of Lessee hereunder, without relieving Lessee's liability.

17. Mortgagee's Rights. Lessee's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Lessor, and Lessee agrees, at Lessor's cost, to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Lessor must secure from each mortgagee a nondisturbance agreement acceptable to Lessee providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Lessee is not in default, will not disturb Lessee's possession or its rights under this Lease.

18. Use of the Premises. The Lessee may use the Premises for office/warehouse and distribution purposes, including outdoor storage, or for any other lawful purpose. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

19. Signs. Lessee shall have the right to erect at Lessee's sole expense a sign at the entrance to the Premises. This sign shall not be other than a customary trade sign identifying the business of Lessee. The erection of this sign by Lessee shall be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Lessee shall remove the sign thus erected, and shall repair any damage or disfigurement, caused by such removal.

20. Reservation of Right to Sell. Lessor shall have the right to sell the Premises during the term of this Lease, subject to the following:

      a. Lessor agrees to give notice of each proposed sale, including the purchase price and all other terms and conditions, to Lessee;

      b. Lessee will have the right to purchase the Premises at the purchase price and on the other terms and conditions offered by Lessor or offered to Lessor by the third party (which offer Lessor wishes to accept), by giving notice to Lessor within 20 business days after Lessor has notified Lessee of the terms of Lessor's proposed sale; and


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

      c. If Lessee does not give notice of the exercise of its option within such time, Lessor will have the right to sell the Premises upon the terms stated in the offer made or received by Lessor, but not upon terms more favorable to the purchaser, unless Lessor again gives notice pursuant to subparagraph a, above, and Lessee does not exercise its option based upon the new terms.

21. Entry for Carding, etc. Lessor may card the Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Lessor may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers and to make repairs required of Lessor under the terms hereof.

22. Indemnity. Lessor agrees to indemnify and save harmless Lessee and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of any violation by Lessor of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials ("Environmental Laws") relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar conditions which occurred or first arose prior to commencement of the Term and during the period of Lessor's ownership of the Premises; or (c) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any of Lessor's representations and warranties being untrue. These indemnities shall survive the expiration, cancellation or termination of the Lease.

      Lessee agrees to indemnify and save harmless Lessor and its stockholders, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of Lessee's use and occupancy of the Premises, including, without limitation, any violation by Lessee of any Environmental Laws relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar condition which occurred or first arose after the commencement of the Term. These indemnities shall survive for a period of three (3) years following the expiration, cancellation or termination of this Lease.

23. Cancellation of Lease by Lessor. It is mutually agreed that in the event:

      a. The rent herein reserved is not paid at the time and place when and where due and Lessee fails to pay said rent within five (5) days after written demand from Lessor; or


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

      b. Lessee shall fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after notice to Lessee of such failure to comply or such additional time period as may reasonably necessary to effect a cure of the default provided that Lessee commences and diligently pursues a cure of the default; or

      c. Lessee causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Lessor to Lessee demanding cure; in any of such events, Lessor shall have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or by this Lease:

            i. Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor. Lessee agrees to indemnify Lessor for all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise; or

            ii. Lessor, as Lessee's agent, without terminating this Lease, may terminate Lessee's right of possession, and, at Lessor's option, enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on reletting.

            Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. In any case, Lessor shall use best efforts to mitigate Lessee's damages. Any notice in this provision may be given by Lessor or its attorney.

24. Effects of Termination of the Lease. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, shall affect Lessor's right to collect rent for the period prior to the termination thereof.

25. Default of Lessor. Should Lessor fail to perform any of its obligations hereunder, Lessor shall have a period of 30 days after its receipt of written notice from Lessee of a failure of performance within which to commence a cure of that failure. Failure of Lessor to commence that cure within the 30-day period or to effect that cure within that 30-day period shall be an event of default under this Lease and Lessee may, at its option, elect to:

      a. Terminate this Lease upon 30 days written notice to Lessor;

      b. Bring an action to require specific performance of Lessor's obligations;

      c. Provide Lessor with an additional period of time within which to effect that cure;


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

      d. Commence such cure itself, and Lessee may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Lessee hereunder, or require that Lessor immediately reimburse Lessee for its expenses; provided, however, in the event of an emergency, Lessee may immediately effect a cure of Lessor's failure should Lessor fail to act immediately to do so, without the requirement of any notice by Lessee to Lessor; and/or

      e. Pursue any other remedies provided herein or provided by law.

26. Purchase Option. Lessee shall have the option to purchase the Premises at Fair Market Value, payable in cash at closing, said option being exercisable by Lessee at any time during the Term by written notice given by Lessee to Lessor. If this option is exercised by Lessee, closing shall be held within sixty (60) days of the notice of exercise at a time and place, and on a date, reasonably satisfactory to Lessor and Lessee (the Term shall be extended, if necessary, through and including the date of closing). Title to the Premises shall be conveyed free of any liens or encumbrances, and subject only to current year's ad valorem taxes, applicable building restrictions, easements for utilities servicing the Premises, and such other conditions of title as may not, in Lessee's sole discretion, adversely affect the use of the Premises by Lessee or as may be approved by Lessee (the "Permitted Exceptions"). Immediately following the date of exercise of this option, Lessor shall furnish Lessee with a commitment for a standard owner's title insurance policy, ATLA Form B, reflecting only Permitted Exceptions and standard printed exceptions (the "Commitment"). Immediately following closing, Lessor shall furnish Lessee with an owner's title insurance policy issued in conformity with the Commitment. The cost of the title insurance Commitment and policy shall be borne by Lessor; provided, however, that the cost of any special endorsements shall be borne by Lessee; and, further provided, that if Lessee obtains a mortgage title insurance policy at closing, the cost of the combined owner's and mortgagee's policies shall be divided equally between Lessor and Lessee. Ad valorem taxes, rent due under the Lease, utilities and any insurance or other prepaid items assumed by the Lessee shall be prorated as of the date of closing. Title to the Premises shall be conveyed by general warranty deed in form acceptable for recording, subject only to the Permitted Exceptions. Lessor and Lessee shall each bear their respective costs in connection with exercise of the option and the closing, including attorney's fees. Lessee shall bear the cost of recording the deed, the cost of any survey obtained by Lessee, and all costs related to any financing obtained by Lessee. Except for any prepaid rent, Lessee is not entitled to a credit for rental payments paid by the Lessee during the Term of the Lease.

      The Lessor and Lessee shall attempt to determine the Fair Market Value by mutual agreement within fifteen (15) days after Lessee gives notice of its exercise of the option. However, if the parties cannot reach agreement on the Fair Market Value, the following provisions shall apply:

            a. Lessor and Lessee shall each select a qualified real estate appraiser within the next fifteen (15) days. Each appraiser must demonstrate to the reasonable


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

satisfaction of both Lessor and Lessee that he has significant experience in appraising similar properties.

            b. The Fair Market Value shall be determined by the appraisers within thirty (30) days thereafter. Each of the appraisers shall be instructed to prepare an appraisal of the Premises in accordance with the following instructions: The method of valuing the property shall use any one or a combination of appropriate appraisal methodologies (i.e., replacement cost, comparable sales, and income); provided, however, that any valuation based upon the income approach (i.e., the capitalization of net rental amounts abstracted from consideration this Lease and the rental provided for herein. The appraised value is to be a single value, not a range of values and not a schedule of different values based upon different methodologies or different assumptions. The value of any alterations, additions or improvements to the Premises made by Lessee shall be included in the determination of Fair Market Value.

If the appraised values determined by the two appraisers do not differ by more than ten percent (l0%), the purchase price shall be the average of the two values. If the difference is more than ten percent (l0%), and the two appraisers cannot agree upon a value (in which event such agreed value shall be binding upon Lessor and Lessee), the two appraisers shall select a third appraiser within fifteen (15) days thereafter. The third appraiser shall be instructed to select a value within the range of values established by the initial two (2) appraisals, within twenty (20) days after his appointment, following the instructions set forth above, and the Fair Market Value so selected by the third appraiser shall be binding upon Lessor and Lessee as the purchase price for the Premises.

27. Holding Over. If Lessee remains in possession of the Premises after expiration of the term hereof, with Lessor's acquiescence and without any express agreement of the parties, Lessee shall be a tenant-at-will at the rental rate in effect at end of the Lease; and there shall be no renewal of this Lease by operation of law.

28. Notices. Any notice given pursuant to this Lease shall be in writing and sent by certified mail to:

      a.     Lessor:    SWS-TX Realty, Inc.
                        320 Park Place Tower
                        2001 Park Place North
                        Birmingham, Alabama 35203


or to such other address as Lessor may hereafter designate in writing to Lessee.


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

     b.      Lessee:     Hughes Supply, Inc.
                         20 North Orange Avenue
                         Suite 200
                         Orlando, Florida 32801
                         Attention: J. Stephen Zepf

or to such other address as Lessee may hereafter designate in writing to Lessor.

29. Memorandum of Lease and Option. This Lease shall not be recorded, but the parties agree to execute a Memorandum of this Lease for recording purposes which shall set forth the commencement date, the term of the Lease and all extensions, a legal description of the location of the Premises and a description of Lessee's rights under this Lease, including the purchase option provided for in paragraph 26 of this Lease. If Lessee records the Memorandum of Lease and Option, Lessee agrees to pay all related recording fees and taxes.

30. Attorneys' Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys' fees and expenses of litigation. For purposes of this Paragraph, a party is to be considered the prevailing party if:

      a. It initiated the litigation and obtains (by judgment oral agreement) substantially the relief sought; or

      b. It did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

31. Waiver of Rights. No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

32. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

33. Time of Essence. Time is of the essence of this Agreement.

34. Definitions. "Lessor" as used in this Lease shall include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Lessee" shall include second party, its assigns and successors, and if this Lease shall be validly assigned, or sublet, shall include also Lessee's assignees or sub-lessees, as to the Premises covered by such assignment or sub-lease. "Lessor" and "Lessee" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

35. Miscellaneous. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

      If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance shall; to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                                SWS-TX REALTY, INC.


                                                By: /s/ James D. Davis
                                                   ----------------------------
                                                Its: Vice-President
                                                     --------------------------

                                                HUGHES SUPPLY, INC.


                                                By: /s/ David H. Hughes
                                                   ----------------------------
                                                Its: Chairman
                                                    ---------------------------

STATE OF ALABAMA       )

COUNTY OF JEFFERSON    )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that James D. Davis, whose name as Vice-President of SWS-TX REALTY, INC., a Texas corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ [SIGNATURE ILLEGIBLE]
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                 10-21-97
                                        ---------------------------------


STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


      I, the undersigned Notary Public in and for said County, in said State, hereby certify that David H. Hughes, whose name as Chairman of HUGHES SUPPLY, INC., a Florida corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me an this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ [SIGNATURE ILLEGIBLE]
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                 10-21-97
                                        ---------------------------------

                                    EXHIBIT A

Being a parcel of land containing 0.7593 acres (33,075 square feet) located in the Southwest corner of the Property. Said parcel of land is more particularly described as follows:

BEGINNING at a set 5/8 inch rod in the East right-of-way (R.O.W.) line of Monroe Boulevard (100.00 feet wide), marking the common Northwest corner of a 7.3450 acre tract conveyed to the City of Houston under Volume 7039, Page 265 of the Harris County Deed Records, Harris County, Texas and the Southwest corner of the herein described tract;

THENCE, North 00(degree)35'45" West, along said East R.O.W. line, 600.00 feet to a set 5/8 inch iron rod marking the Northwest corner of the herein described tract, and being in the common line of Lots 27 and 28 of the aforementioned South Houston Gardens, Section 6;

THENCE, departing said East R.O.W. line, North 89(degree)23'35" East, along said common lot line, 650.00 feet to a found 5/8 inch iron rod marking the common Southeast corner of the said lot 28 and the northeast corner of Lot 27 and the herein described tract;

THENCE, South 00(degree)33'45" East, along the East line of said Lots 27 and 28,
600.00 feet to a set 5/8 inch iron rod marking the common Northeast corner of the aforementioned 7.3450 acre tract, Lot 29 and the Southeast corner of Lot 28 and of the herein described tract;

THENCE; South 89(degree)23'35" West, along the common Lot line of said Lots 28 and 29, 650.00 feet to the POINT OF BEGINNING:

      BEGINNING at the above-referenced POINT OF BEGINNING; thence North 00(degree)35'45" West, along said East R.O.W. line, 135 feet; thence South 89(degree)23'35" East, 245 feet; thence South 00(degree)35'45" East 135 feet; thence North 89(degree)23'35" West 245 feet to POINT OF BEGINNING and containing 0.7593 acres (33,075 square feet) of land more or less.


                            EXHIBIT A - Page 1 of 1

                                    EXHIBIT B

                                      [MAP]

                                 March 19, 1999

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

SWS-TX Realty, Inc.
320 Park Place Tower
2001 Park Place North
Birmingham, AL  35203

         Re:      Branch No. 9015 Houston - Multalloy
                  Lease Agreement dated May 13, 1996 by and between SWS-TX Realty, Inc., as Lessor, and Hughes Supply, Inc., as Lessee ("Lease")

Dear Sirs:

         Pursuant to Section 3 of the above referenced Lease, please be advised that Hughes Supply, Inc. has elected to extend the term of the Lease for an additional three (3) years. The extended term will commence May 13, 1999 and will expire May 12, 2002, and will be on all of the terms and conditions of the Lease.

         Please sign and date the Landlord Consent at the bottom of this letter and return it by overnight mail in the enclosed Federal Express envelope. Thank you for your assistance with this matter.

                                             Very truly yours,


                                             Mark Scimeca,
                                             Associate General Counsel

Enclosure

c: Mike Stanwood, President of Southwest Stainless (via inter-branch mail) Mike Priesmeyer, Branch Manager (via inter-branch mail)
         Benjamin P. Butterfield, Esquire (via hand delivery)

         Landlord Consent:

         Accepted and Agreed to by:
         SWS-TX Realty, Inc.

      By:                                            Date:
         -------------------------------                  ---------------
         Landlord

August 26, 2002

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

SWS-TX Realty, Inc.
320 Park Place Tower
2001 Park Place North
Birmingham, AL  25203

Re: Lease Agreement dated May 13, 1996, by and between SWS-TX Realty, Inc., a Texas corporation, as Lessor, and Southwest Stainless, L.P., a Delaware limited partnership, as assigned by Assignment and Assumption Agreement by Hughes Supply, Inc., as Lessee. for property located at 8511 Monroe Road, Houston, TX ("Lease").


Dear Lessor:

Please be advised that Southwest Stainless, L.P., a wholly-owned subsidiary of Hughes Supply, Inc., has elected to exercise its option to renew the referenced Lease pursuant to Paragraph 3 of the Lease. The Lease is to be renewed under the same terms and conditions as the original Lease with the following modifications:

1. The renewal term will be for an additional period of three (3) years to commence May 13, 2002 and continue through and including May 12, 2005.

2. The rental rate will be adjusted annually in accordance with Paragraph 4 of the Lease.

3. Lessee is required to provide notice of any assignment/transfer of the Lease Pursuant to Paragraph 16 of the Lease. In order to reduce legal, tax and compliance costs in Texas, Lessee is consolidating its operations in Texas. As a result of such consolidation, Lessee assigned its leasehold interest to Southwest Stainless, L.P. and a copy of the Assignment and Assumption Agreement is attached. This assignment is effective immediately and all notices to Lessee regarding the Lease or the premises covered thereby should be sent to the following address:

                  Southwest Stainless, L.P.
                  c/o Hughes Supply, Inc.
                  Attn: Mark Scimeca, Esq., Associate General Counsel 20 North Orange Avenue, Suite 200
                  Orlando, Florida  32801

4. Lessee is hereby changed to Southwest Stainless, L.P., a Delaware limited partnership effective as of May 13, 1996.

SWS-TX Realty, Inc.
August 26, 2002
Page Two


5. All other terms and conditions of the Lease shall remain unchanged and in full force and effect.

Please indicate the acceptance and agreement of the Lessor to this Letter Agreement by having Lessor sign below and faxing a signed copy of this letter to my attention at (407) 649-3018. Thank you for your assistance with this matter.

Very truly yours,


Mark Scimeca
Associate General Counsel

MDS:js

Attachment

cc:      Mike Stanwood (via fax)
         Mike Cox (via fax)
         George Urquiola (via inter-office mail)


ACCEPTED AND AGREED TO BY:

SWS-TX REALTY, INC.,
a Texas corporation


By:_____________________________

Printed:________________________

Title:__________________________

Date:___________________________

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), made and entered into as of May 13, 1996 by and between HUGHES SUPPLY, INC., a Florida corporation (the "Assignor"), and SOUTHWEST STAINLESS, L.P., a Delaware limited partnership ("the Assignee").

                              W I T N E S S E T H:

      WHEREAS, due to legal, tax and compliance costs in Texas, Assignor has decided to convey its assets in Texas to one of its wholly owned subsidiaries; and

      WHEREAS, Assignor and Assignee desire for Assignor to assign all of Assignor's rights, title and interest in and to all real property leases including without limitation to those leases set forth in Exhibit "A", attached hereto and incorporated herein by this reference located in Texas (collectively, "Leases") to Assignee and for Assignee to receive and assume such rights, title and interest to the Leases;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Assignment by Assignor. Effective as of May 13, 1996, Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's rights, title and interest in and to all of the Leases.

      2. Assumption by Assignee. Effective as of May 13, 1996, Assignee hereby accepts the foregoing assignment of and assumes the Leases.

      3. Governing Law. This Assignment shall be construed and enforced in accordance with the laws of Texas, but without regard to principles of such laws relating to conflicts of laws. Any action to construe or enforce this Assignment shall be brought in the proper court in the State of Texas.

      4. Counterparts. This Assignment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

      5. Notwithstanding anything to the contrary contained herein, nothing contained herein shall release Assignor from any Lease or other obligation Assignor may have to any third party.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                    "Assignor"

                                    HUGHES SUPPLY, INC.,
                                    a Florida corporation


                                    By:_______________________________
                                        Name: ________________________
                                        Title:________________________


                                    "Assignee"

                                    SOUTHWEST STAINLESS, L.P.,
                                    a Delaware limited partnership

                                    By:  Z&L Acquisition Corp.,
                                    a Delaware corporation
                                    Its:  General Partner



                                    By:_______________________________
                                        Name: ________________________
                                        Title: _______________________

                                   EXHIBIT "A"

Lease Agreement dated May 13, 1996 between SWS-TX Realty, Inc. ("Lessor") and Hughes Supply, Inc. ("Lessee") for real property located at 8505 Monroe Road, Houston, Texas.

Lease Agreement dated May 13, 1996 between SWS-TX Realty, Inc. ("Lessor") and Hughes Supply, Inc. ("Lessee") for real property located at 8511 Monroe Street, Houston, Texas.

                                                                   Exhibit 10.23
                                                                    Sub-ITEM (b)

STATE OF TEXAS
                                                     8505 Monroe, Houston, Texas
COUNTY OF HARRIS

                                 LEASE AGREEMENT

      THIS LEASE (this "Lease") made this the 13th day of May, 1996, by and between SWS-TX REALTY, INC., a Texas corporation, first party, hereinafter referred to as "Lessor," and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Lessee."

                              W I T N E S S E T H:

1. Premises. Lessor, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Lessee, has leased and rented, and by these presents does lease and rent, unto said Lessee, and said Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises") and personal property as hereinafter set forth.

      The Premises consists of real property and improvements located at 8505 Monroe Boulevard, Houston, Texas 77075, including, without limitation, approximately 8.2 acres of real property described in Exhibit A to this Lease, and 44,500(plus or minus) square foot building as described in Exhibit B to this Lease.

2. Warranties. Lessor warrants that Lessor owns the premises in fee simple and has the right to enter into this Lease; that the Premises are free from liens and encumbrances except for utility easements and unviolated restrictive covenants which do not materially adversely affect Lessee's intended use of the Premises; that the Premises abuts one or more publicly dedicated roads; that the Premises do not, as of the date of this Lease, and will not, by reason of the commencement of the term of this Lease, fail to conform to all applicable building ordinances, laws and regulations in any respect which will materially adversely interfere with Lessee's use of the Premises for its intended purposes; that Lessee's proposed use of the Premises is consistent with the zoning classification applicable to the Premises; that Lessor's past and current uses of the Premises comply with federal, state and local environmental laws and regulations; that Lessor has not received a citation from any regulatory agency for noncompliance with environmental laws; that Lessor has no knowledge of the presence of fuel storage tanks or of hazardous, toxic, dangerous, or carcinogenic materials, substances or contaminants, formaldehyde, polychlorinated biphenyls ("PCBs"), lead, lead dust, asbestos, asbestos containing materials ("ACMs"), oil, gasoline, other petroleum products or byproducts, radon or other similar materials or substances (collectively "Hazardous Materials") on, in or under the Premises and has no knowledge of any contamination present on, in or under the Premises; and covenants that Lessee, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Lessor, anyone claiming by, through or under Lessor, or any other party, except as otherwise specifically provided in this Lease. If any of title exceptions to the Premises are hereinafter found to exist, such exceptions will not materially affect Lessee's use of the Premises.

3. Term. The initial term of this Lease shall be for three (3) years, said term to begin on the 13th day of May, 1996 (the "Commencement Date") and end on the 12th day of May, 1999 (the "Initial Term"). The Initial Term of this Lease may be extended, at the option of the Lessee, for up to two (2) successive periods of three (3) years (each such period of three (3) years herein sometimes referred to as an "Extended Term") as follows:

              First Extended Term  - May 13, 1999 to May 12, 2002.

              Second Extended Term - May 13, 2002 to May 12, 2005.


      The option to extend shall be exercised by the Lessee by giving notice to the Lessor not more than twelve (12) nor less than six (6) months prior to the expiration of the then existing term. Each Extended Term shall be upon the same terms, covenants, and conditions as provided in the Lease. Any termination of this Lease during the Initial Term or any Extended Term shall terminate all rights of any further extension hereunder. The use of the word "Term" herein shall be deemed to include the Initial Term as well as any Extended Term.

4. Rental. As rent for the Premises, Lessee shall pay to Lessor in advance on the first day of each calendar month of the Term the sum of $13,150.00 per month, being at the rate of $157,800.00 per annum; provided, however, on each anniversary of the Commencement Date during the Term, the annual rent shall be increased over the rent for the prior lease year by an amount equal to the percentage increase in the CPI from the first month of the previous lease year to such anniversary date. Such adjustment, however, shall not result in any instance in a reduction of the annual rent, nor shall any annual rent adjustment result in an increase in the annual rent by an amount in excess of 3% of the previous year's rent.

      For purposes of this Lease, "CPI" refers to the Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-1984 equals
100), published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued, such other index as published by the Department of Labor, Bureau of Labor statistics, or its successor agency, in substitution therefor or replacement thereof shall be used for making said computations. If the Department of Labor or its successor agency shall no longer maintain such statistics, comparable statistics published by a responsible financial periodical or recognized authority selected by the Lessor and Lessee shall be used for making said computations. If the base years "(1982-1984 equals
100)" or other base year used in computing the Index is changed, the figures used in making said adjustment shall be changed accordingly so that all increases in the CPI, or any substituted or replacement index, as the case may be, are taken into account notwithstanding any such change in the base year.

5. Utility Bills. Lessee shall pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Lessee in connection therewith. If Lessee does not pay same, Lessor may pay the same, and such payment shall be added to the rental of the Premises.

6. Ad Valorem Taxes. Lessee shall pay all real property taxes, special and general assessments, water and sewer assessments and other rents, rates, and changes and other guaranteed impositions of every kind and nature extraordinary as well as ordinary relating to the premises or any business conduct thereon. Lessee shall also pay any and all ad valorem taxes assessed against the personal property located on the Premises during the Term.

7. Insurance. Lessee will carry, at Lessee's sole cost and expense, "All Risk" Insurance Coverage on the Premises in an amount not less than the full insurable value. The term "full insurable value" shall mean the actual replacement cost, excluding foundation and excavation costs, as determined by Lessor. Such policies shall name Lessor as an additional named insured.

      All insurance provided for in this Lease shall be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in this state. At least fifteen (15) days prior to the expiration date of any policy, the original renewal policy for such insurance shall be delivered by Lessee to Lessor. With fifteen (15) days after the premium on any policy shall become due and payable, Lessor shall be furnished with satisfactory evidence of its payment.

      If Lessee provides any insurance required by this Lease in the form of a blanket policy, Lessee shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

      If Lessor so requires, the policies of insurance provided for shall be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies shall, to the extent obtainable, provide that any loss shall be payable to Lessor or to the holder of any mortgage notwithstanding any act or negligence of Lessee which might otherwise result in forfeiture of such insurance. All such policies shall, to the extent obtainable, contain an agreement by the insurers that such policies shall not be cancelled without at least thirty (30) days prior written notice to Lessor and to the holder of any mortgage to whom loss hereunder may be payable.

      Lessee will carry at Lessee's own expense insurance coverage on all equipment, furniture and appliances.

8. Maintenance and Repairs by Lessee. Lessor warrants as of the Commencement Date of this Lease that the Premises are structurally sound and that all lighting and all operating systems are in good condition and are not in need of repair. Except as set forth in Paragraph

9, Lessee shall, at it's own expense, keep and maintain the interior of the Premises, including all systems pertaining to water, sewer, electrical, heating, ventilation, air conditioning and lighting. Lessee shall also perform exterior lawn maintenance. It is the intent of the parties that Lessee shall only be required to make minor repairs not repairs or replacements which are structural in nature, extra ordinary or capital in nature, or those which will increase the value of the Premises subsequent to the end of the Term. In addition, the Lessee shall not be required to repair latent defects in the Premises.

9. Repairs by Lessor. Lessor agrees to maintain and keep in good repair the roof, exterior walls, structural supports (including foundations), exterior doors of any and all buildings located on the Premises, and all water or sewer pipes located underground or in the slab, sidewalks, parking lots, driveways and other vehicular access and maneuvering areas. Lessor shall also be responsible for any repairs or replacements which are structural in nature, which are extraordinary or capital in nature, which will increase the value of the Premises subsequent to the end of the Term and any other repairs not expressly delegated to Lessee in this Lease. Lessor shall also promptly clean up and dispose of any Hazardous Materials found on, in or under any portion of the Premises and remediate the Premises to comply with any and all environmental laws applicable thereto, and to pay for all clean-up and disposal costs at no cost to Lessee, unless directly caused by Lessee, its employees, agents or contractors.

10. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date. If the Premises are damaged, but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of the Premises has been destroyed, and Lessor shall restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental shall recommence; provided further, however, that if the damage shall be so extensive the same cannot be reasonably repaired and restored within three (3) months time from the date of the casualty, then either Lessor or Lessee may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. And, in such event, rental shall be apportioned and paid up to the date of such casualty.

11. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building or openings cut through the roof are allowed without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

12. Removal of Fixtures. Lessee may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Lessee has placed in the Premises, provided Lessee repairs all damages to the Premises caused by such removal.

13. Return of the Premises. Lessee agrees to return the Premises to Lessor at the expiration, or prior termination, of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

14. Condemnation. If the whole of the leased Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Lessor sells the Premises under threat of condemnation, then in either of said events, the Term shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Lessee, nor Lessor, shall have any rights in any award made to the other by any condemnation authority.

      If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Lessee, then this Lease shall continue in effect and Lessor, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the building on the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore it as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction of the building, and Lessor will not be under any duty to expend amounts in excess of the award received by Lessor. Rent, taxes and other charges payable by Lessee will equitably abate while Lessor's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which does not materially affect Lessee's use of the Premises, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

15. Governmental Orders. Lessee agrees, at its own expense and solely in relation to those portions of the Premises which Lessee is required to maintain or repair under Paragraph 8, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's specific use of said Premises. Notwithstanding the foregoing, the Lessee shall not be liable for: (a) repairs, alterations, replacements or retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC ss. 2101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively referred to as "ADA"); (b) removal or abatement of ACMs; (c) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (d) repairs or replacements incident to CFC conversions for heating and cooling systems; (e) installation of fire sprinkler systems; or (f) repairs, alterations or replacements described in Paragraph 9. Lessor agrees to promptly comply with any other governmental or regulatory requirements if not made necessary by reason of Lessee's occupancy of the Premises or relating to those portions of the Premises which Lessor is required to maintain or repair under Paragraph 9.

16. Assignment. Except as set forth below, Lessee may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written notice to Lessor of its intent to assign or sublease. Lessee may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Lessee, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Lessee's issued and outstanding shares, or which succeeds to the entire business of Lessee through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Lessee. Subtenants or assignees shall become liable directly to Lessor for all obligations of Lessee hereunder, without relieving Lessee's liability.

17. Mortgagee's Rights. Lessee's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Lessor, and Lessee agrees, at Lessor's cost, to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Lessor must secure from each mortgagee a nondisturbance agreement acceptable to Lessee providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Lessee is not in default, will not disturb Lessee's possession or its rights under this Lease.

18. Use of the Premises. The Lessee may use the Premises for office/warehouse and distribution purposes, including outdoor storage, or for any other lawful purpose. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

19. Signs. Lessee shall have the right to erect at Lessee's sole expense a sign at the entrance to the Premises. This sign shall not be other than a customary trade sign identifying the business of Lessee. The erection of this sign by Lessee shall be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Lessee shall remove the sign thus erected, and shall repair any damage or disfigurement, caused by such removal.

20. Reservation of Right to Sell. Lessor shall have the right to sell the Premises during the term of this Lease, subject to the following:

      a. Lessor agrees to give notice of each proposed sale, including the purchase price and all other terms and conditions, to Lessee;

      b. Lessee will have the right to purchase the Premises at the purchase price and on the other terms and conditions offered by Lessor or offered to Lessor by the third party (which offer Lessor wishes to accept), by giving notice to Lessor within 20 business days after Lessor has notified Lessee of the terms of Lessor's proposed sale; and

      c. If Lessee does not give notice of the exercise of its option within such time, Lessor will have the right to sell the Premises upon the terms stated in the offer made or received by Lessor, but not upon terms more favorable to the purchaser, unless Lessor again gives notice pursuant to subparagraph a, above, and Lessee does not exercise its option based upon the new terms.

21. Entry for Carding, etc. Lessor may card the Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Lessor may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers and to make repairs required of Lessor under the terms hereof.

22. Indemnity. Lessor agrees to indemnify and save harmless Lessee and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of any violation by Lessor of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials ("Environmental Laws") relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar conditions which occurred or first arose prior to commencement of the Term and during the period of Lessor's ownership of the Premises; or (c) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any of Lessor's representations and warranties being untrue. These indemnities shall survive the expiration, cancellation or termination of the Lease.

      Lessee agrees to indemnify and save harmless Lessor and its stockholders, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Term: (a) as a result of Lessee's use and occupancy of the Premises, including, without limitation, any violation by Lessee of any Environmental Laws relating to the Premises; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials as a result of environmental contamination or other similar condition which occurred or first arose after the commencement of the Term. These indemnities shall survive for a period of three (3) years following the expiration, cancellation or termination of this Lease.

23. Cancellation of Lease by Lessor. It is mutually agreed that in the event:

      a. The rent herein reserved is not paid at the time and place when and where due and Lessee fails to pay said rent within five (5) days after written demand from Lessor; or

      b. Lessee shall fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after notice to Lessee of such failure to comply or such additional time period as may reasonably necessary to effect a cure of the default provided that Lessee commences and diligently pursues a cure of the default; or

      c. Lessee causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Lessor to Lessee demanding cure; in any of such events, Lessor shall have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or by this Lease:

            i. Lessor may terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor. Lessee agrees to indemnify Lessor for all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise; or

            ii. Lessor, as Lessee's agent, without terminating this Lease, may terminate Lessee's right of possession, and, at Lessor's option, enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on reletting.

            Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. In any case, Lessor shall use best efforts to mitigate Lessee's damages. Any notice in this provision may be given by Lessor or its attorney.

24. Effects of Termination of the Lease. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, shall affect Lessor's right to collect rent for the period prior to the termination thereof.

25. Default of Lessor. Should Lessor fail to perform any of its obligations hereunder, Lessor shall have a period of 30 days after its receipt of written notice from Lessee of a failure of performance within which to commence a cure of that failure. Failure of Lessor to commence that cure within the 30-day period or to effect that cure within that 30-day period shall be an event of default under this Lease and Lessee may, at its option, elect to:

      a. Terminate this Lease upon 30 days written notice to Lessor;

      b. Bring an action to require specific performance of Lessor's obligations;

      c. Provide Lessor with an additional period of time within which to effect that cure;

      d. Commence such cure itself, and Lessee may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Lessee hereunder, or require that Lessor immediately reimburse Lessee for its expenses; provided, however, in the event of an emergency, Lessee may immediately effect a cure of Lessor's failure should Lessor fail to act immediately to do so, without the requirement of any notice by Lessee to Lessor; and/or

      e. Pursue any other remedies provided herein or provided by law.

26. Purchase Option. Lessee shall have the option to purchase the Premises at Fair Market Value, payable in cash at closing, said option being exercisable by Lessee at any time during the Term by written notice given by Lessee to Lessor. If this option is exercised by Lessee, closing shall be held within sixty (60) days of the notice of exercise at a time and place, and on a date, reasonably satisfactory to Lessor and Lessee (the Term shall be extended, if necessary, through and including the date of closing). Title to the Premises shall be conveyed free of any liens or encumbrances, and subject only to current year's ad valorem taxes, applicable building restrictions, easements for utilities servicing the Premises, and such other conditions of title as may not, in Lessee's sole discretion, adversely affect the use of the Premises by Lessee or as may be approved by Lessee (the "Permitted Exceptions"). Immediately following the date of exercise of this option, Lessor shall furnish Lessee with a commitment for a standard owner's title insurance policy, ATLA Form B, reflecting only Permitted Exceptions and standard printed exceptions (the "Commitment"). Immediately following closing, Lessor shall furnish Lessee with an owner's title insurance policy issued in conformity with the Commitment. The cost of the title insurance Commitment and policy shall be borne by Lessor; provided, however, that the cost of any special endorsements shall be borne by Lessee; and, further provided, that if Lessee obtains a mortgage title insurance policy at closing, the cost of the combined owner's and mortgagee's policies shall be divided equally between Lessor and Lessee. Ad valorem taxes, rent due under the Lease, utilities and any insurance or other prepaid items assumed by the Lessee shall be prorated as of the date of closing. Title to the Premises shall be conveyed by general warranty deed in form acceptable for recording, subject only to the Permitted Exceptions. Lessor and Lessee shall each bear their respective costs in connection with exercise of the option and the closing, including attorney's fees. Lessee shall bear the cost of recording the deed, the cost of any survey obtained by Lessee, and all costs related to any financing obtained by Lessee. Except for any prepaid rent, Lessee is not entitled to a credit for rental payments paid by the Lessee during the Term of the Lease.

      The Lessor and Lessee shall attempt to determine the Fair Market Value by mutual agreement within fifteen (15) days after Lessee gives notice of its exercise of the option. However, if the parties cannot reach agreement on the Fair Market Value, the following provisions shall apply:

            a. Lessor and Lessee shall each select a qualified real estate appraiser within the next fifteen (15) days. Each appraiser must demonstrate to the reasonable satisfaction of both Lessor and Lessee that he has significant experience in appraising similar properties.

            b. The Fair Market Value shall be determined by the appraisers within thirty (30) days thereafter. Each of the appraisers shall be instructed to prepare an appraisal of the Premises in accordance with the following instructions: The method of valuing the property shall use any one or a combination of appropriate appraisal methodologies (i.e., replacement cost, comparable sales, and income); provided, however, that any valuation based upon the income approach (i.e., the capitalization of net rental amounts abstracted from consideration this Lease and the rental provided for herein. The appraised value is to be a single value, not a range of values and not a schedule of different values based upon different methodologies or different assumptions. The value of any alterations, additions or improvements to the Premises made by Lessee shall be included in the determination of Fair Market Value.

If the appraised values determined by the two appraisers do not differ by more than ten percent (l0%), the purchase price shall be the average of the two values. If the difference is more than ten percent (l0%), and the two appraisers cannot agree upon a value (in which event such agreed value shall be binding upon Lessor and Lessee), the two appraisers shall select a third appraiser within fifteen (15) days thereafter. The third appraiser shall be instructed to select a value within the range of values established by the initial two (2) appraisals, within twenty (20) days after his appointment, following the instructions set forth above, and the Fair Market Value so selected by the third appraiser shall be binding upon Lessor and Lessee as the purchase price for the Premises.

27. Holding Over. If Lessee remains in possession of the Premises after expiration of the term hereof, with Lessor's acquiescence and without any express agreement of the parties, Lessee shall be a tenant-at-will at the rental rate in effect at end of the Lease; and there shall be no renewal of this Lease by operation of law.

28. Notices. Any notice given pursuant to this Lease shall be in writing and sent by certified mail to:

      a.     Lessor:    SWS-TX Realty, Inc.
                        320 Park Place Tower
                        2001 Park Place North
                        Birmingham, Alabama 35203

or to such other address as Lessor may hereafter designate in writing to Lessee.

     b.      Lessee:    Hughes Supply, Inc.
                        20 North Orange Avenue
                        Suite 200
                        Orlando, Florida 32801
                        Attention: J. Stephen Zepf
or to such other address as Lessee may hereafter designate in writing to Lessor.

29. Memorandum of Lease and Option. This Lease shall not be recorded, but the parties agree to execute a Memorandum of this Lease for recording purposes which shall set forth the commencement date, the term of the Lease and all extensions, a legal description of the location of the Premises and a description of Lessee's rights under this Lease, including the purchase option provided for in paragraph 26 of this Lease. If Lessee records the Memorandum of Lease and Option, Lessee agrees to pay all related recording fees and taxes.

30. Attorneys' Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys' fees and expenses of litigation. For purposes of this Paragraph, a party is to be considered the prevailing party if:

      a. It initiated the litigation and obtains (by judgment oral agreement) substantially the relief sought; or

      b. It did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

31. Waiver of Rights. No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

32. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

33. Time of Essence. Time is of the essence of this Agreement.

34. Definitions. "Lessor" as used in this Lease shall include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Lessee" shall include second party, its assigns and successors, and if this Lease shall be validly assigned, or sublet, shall include also Lessee's assignees or sub-lessees, as to the Premises covered by such assignment or sub-lease. "Lessor" and "Lessee" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

35. Miscellaneous. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

      If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance shall; to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                                SWS-TX REALTY, INC.


                                                By: /s/ James D. Davis
                                                   ----------------------------
                                                Its: Vice-President
                                                     --------------------------

                                                HUGHES SUPPLY, INC.


                                                By: /s/ David H. Hughes
                                                   ----------------------------
                                                Its: Chairman
                                                    ---------------------------

STATE OF ALABAMA       )

COUNTY OF JEFFERSON    )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that James D. Davis, whose name as Vice-President of SWS-TX REALTY, INC., a Texas corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same fears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public Robert A. Paine
                                        My Commission Expires:
                                                 2-2-98
                                        ---------------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )

      I, the undersigned Notary Public in and for said County, in said State, hereby certify that David H. Hughes, whose name as Chairman of HUGHES SUPPLY, INC., a Florida corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me an this day that, being informed of the contents of said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

      Given under my hand and official seal, this 13th day of May, 1996.


                                        /s/ Robert A. Paine
                                        --------------------------------
                                        Notary Public Robert A. Paine
                                        My Commission Expires:
                                                 2-2-98
                                        ---------------------------------

                                    EXHIBIT A


Being a tract or parcel containing 8.9532 acres (390,000 square feet) of land situated in the Thomas Toby Survey, Abstract Number 814, Harris County, Texas, consisting of portions of Lots 21 and 28 of South Houston Gardens, Section 6, a subdivision of record in Volume 2, Page 74 of the Harris County Map Records, Harris County, Texas, said 8.9532 acre tract being more particularly described as follows:

BEGINNING at a set 5/8 inch rod in the East right-of-way (R.O.W.) line of Monroe Boulevard (100.00 feet wide), marking the common Northwest corner of a 7.3450 acre tract conveyed to the City of Houston under Volume 7039, Page 265 of the Harris County Deed Records, Harris County, Texas and the Southwest corner of the herein described tract;

THENCE, North 00(degree)3.5'45" West, along said East R.O.W. line, 600.00 feet to a set 5/8 inch iron rod marking the Northwest corner of the herein described tract, and being in the common line of Lots 27 and 28 of the aforementioned South Houston Gardens, Section 6;

THENCE, departing said East R.O.W. line, North 89(degree)23'35" East, along said common lot line, 650.W feet to a found 5/8 inch iron rod marking the common Southeast corner of the said lot 28 and the northeast corner of Lot 27 and the herein described tract;

THENCE, South 00(degree)33'45" East, along the East line of said Lots 27 and 28,600.00 feet to a set 5/8 inch iron rod marking the common Northeast corner of the aforementioned 7.3450 acre tract, Lot 29 and the Southeast corner of Lot 28 and of the herein described tract;

THENCE; South 89(degree)23'35" West, along the common Lot line of said Lots 28 and 29, 650.00 feet to the POINT OF BEGINNING and containing 8.9532 acres (390,000 square feet) of land.

LESS AND EXCEPT:

A parcel of land containing 0.7593 acres (33,075 square feet) located in the Southwest corner of the Property. Said parcel of land is more particularly described as follows:

      BEGINNING at the above-referenced POINT OF BEGINNING; thence North 00(degree)35'45" West, along said East R.O.W. line, 135 feet; thence South 89(degree)23'35" East, 245 feet; thence South 00(degree)35'45" East 135 feet; thence North 89(degree)23'35" West 245 feet to POINT OF BEGINNING and containing 0.7593 acres (33,075 square feet) of land.


                            EXHIBIT A - Page 1 of 1

                                    EXHIBIT B

                                      [MAP]

                                 March 19, 1999

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

SWS-TX Realty, Inc.
320 Park Place Tower
2001 Park Place North
Birmingham, AL  35203

         Re:      Branch No. 9010 Houston SWS
                  Lease Agreement dated May 13, 1996 by and between SWS-TX Realty, Inc., as Lessor, and Hughes Supply, Inc., as Lessee ("Lease")

Dear Sirs:

         Pursuant to Section 3 of the above referenced Lease, please be advised that Hughes Supply, Inc. has elected to extend the term of the Lease for an additional three (3) years. The extended term will commence May 13, 1999 and will expire May 12, 2002, and will be on all of the terms and conditions of the Lease.

         Please sign and date the Landlord Consent at the bottom of this letter and return it by overnight mail in the enclosed Federal Express envelope. Thank you for your assistance with this matter.

                                             Very truly yours,


                                             Mark Scimeca,
                                             Associate General Counsel

Enclosure

c: Mike Stanwood, President of Southwest Stainless (via inter-branch mail) Lee Brown, Branch Manager (via inter-branch mail)
         Benjamin P. Butterfield, Esquire (via hand delivery)

         Landlord Consent:

         Accepted and Agreed to by:
         SWS-TX Realty, Inc.

      By:                                             Date:
         ------------------------------------               ---------------
         Landlord

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), made and entered into as of May 13, 1996 by and between HUGHES SUPPLY, INC., a Florida corporation (the "Assignor"), and SOUTHWEST STAINLESS, L.P., a Delaware limited partnership ("the Assignee").

                              W I T N E S S E T H:

      WHEREAS, due to legal, tax and compliance costs in Texas, Assignor has decided to convey its assets in Texas to one of its wholly owned subsidiaries; and

      WHEREAS, Assignor and Assignee desire for Assignor to assign all of Assignor's rights, title and interest in and to all real property leases including without limitation to those leases set forth in Exhibit "A", attached hereto and incorporated herein by this reference located in Texas (collectively, "Leases") to Assignee and for Assignee to receive and assume such rights, title and interest to the Leases;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Assignment by Assignor. Effective as of May 13, 1996, Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's rights, title and interest in and to all of the Leases.

      2. Assumption by Assignee. Effective as of May 13, 1996, Assignee hereby accepts the foregoing assignment of and assumes the Leases.

      3. Governing Law. This Assignment shall be construed and enforced in accordance with the laws of Texas, but without regard to principles of such laws relating to conflicts of laws. Any action to construe or enforce this Assignment shall be brought in the proper court in the State of Texas.

      4. Counterparts. This Assignment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

      5. Notwithstanding anything to the contrary contained herein, nothing contained herein shall release Assignor from any Lease or other obligation Assignor may have to any third party.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                    "Assignor"

                                    HUGHES SUPPLY, INC.,
                                    a Florida corporation


                                    By:_______________________________
                                        Name: ________________________
                                        Title:________________________


                                    "Assignee"

                                    SOUTHWEST STAINLESS, L.P.,
                                    a Delaware limited partnership

                                    By:  Z&L Acquisition Corp.,
                                    a Delaware corporation
                                    Its:  General Partner



                                    By:_______________________________
                                        Name: ________________________
                                        Title: _______________________

                                   EXHIBIT "A"

Lease Agreement dated May 13, 1996 between SWS-TX Realty, Inc. ("Lessor") and Hughes Supply, Inc. ("Lessee") for real property located at 8505 Monroe Road, Houston, Texas.

Lease Agreement dated May 13, 1996 between SWS-TX Realty, Inc. ("Lessor") and Hughes Supply, Inc. ("Lessee") for real property located at 8511 Monroe Street, Houston, Texas.

August 26, 2002

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

SWS-TX Realty, Inc.
320 Park Place Tower
2001 Park Place North
Birmingham, AL  25203

Re: Lease Agreement dated May 13, 1996, by and between SWS-TX Realty, Inc., a Texas corporation, as Lessor, and Southwest Stainless, L.P., a Delaware limited partnership, as assigned by Assignment and Assumption Agreement by Hughes Supply, Inc., as Lessee. for property located at 8511 Monroe Road, Houston, TX ("Lease").


Dear Lessor:

Please be advised that Southwest Stainless, L.P., a wholly-owned subsidiary of Hughes Supply, Inc., has elected to exercise its option to renew the referenced Lease pursuant to Paragraph 3 of the Lease. The Lease is to be renewed under the same terms and conditions as the original Lease with the following modifications:

1. The renewal term will be for an additional period of three (3) years to commence May 13, 2002 and continue through and including May 12, 2005.

2. The rental rate will be adjusted annually in accordance with Paragraph 4 of the Lease.

3. Lessee is required to provide notice of any assignment/transfer of the Lease Pursuant to Paragraph 16 of the Lease. In order to reduce legal, tax and compliance costs in Texas, Lessee is consolidating its operations in Texas. As a result of such consolidation, Lessee assigned its leasehold interest to Southwest Stainless, L.P. and a copy of the Assignment and Assumption Agreement is attached. This assignment is effective immediately and all notices to Lessee regarding the Lease or the premises covered thereby should be sent to the following address:

                  Southwest Stainless, L.P.
                  c/o Hughes Supply, Inc.
                  Attn: Mark Scimeca, Esq., Associate General Counsel 20 North Orange Avenue, Suite 200
                  Orlando, Florida  32801

4. Lessee is hereby changed to Southwest Stainless, L.P., a Delaware limited partnership effective as of May 13, 1996.

SWS-TX Realty, Inc.
August 26, 2002
Page Two


5. All other terms and conditions of the Lease shall remain unchanged and in full force and effect.

Please indicate the acceptance and agreement of the Lessor to this Letter Agreement by having Lessor sign below and faxing a signed copy of this letter to my attention at (407) 649-3018. Thank you for your assistance with this matter.

Very truly yours,


Mark Scimeca
Associate General Counsel

MDS:js

Attachment

cc:      Mike Stanwood (via fax)
         Mike Cox (via fax)
         George Urquiola (via inter-office mail)


ACCEPTED AND AGREED TO BY:

SWS-TX REALTY, INC.,
a Texas corporation


By:_____________________________

Printed:________________________

Title:__________________________

Date:___________________________